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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 3, 2004
Date of Report (Date of earliest event reported):

RADVIEW SOFTWARE LTD.
(Exact name of registrant as specified in its charter)

Israel (State or other jurisdiction of incorporation or organization)	0-31151 (Commission File Number)	Not applicable (I.R.S. Employer Identification No.)
7 New England Executive Park, Burlington, MA 01803 (Address of principal executive offices)
(781) 238-1111 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)    Exhibits

99.1
Press Release issued by RadView Software Ltd. on May 3, 2004 announcing its earnings for the quarter ended March 31, 2004.

Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition

        On May 3, 2004, RadView Software Ltd. issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is being furnished under "Item 9. Regulation FD Disclosure" and under "Item 12. Results of Operations and Financial Condition," in accordance with SEC Release No. 33-8216.

        The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADVIEW SOFTWARE LTD.
DATE: MAY 3, 2004	By:	/s/ CHRISTOPHER DINEEN Christopher Dineen Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of RadView Software Ltd. issued on May 3, 2004 announcing financial results for the quarter ended March 31, 2004.

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  Item 7. Financial Statements and Exhibits
  Items 9 and 12. Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX